FEDERATED INTERNATIONAL INCOME FUND
Formerly, International Income Fund
(A Portfolio of International Series, Inc.)
Class A Shares, Class B Shares, and Class C Shares

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31,1995
A. Please delete the section entitled "INVESTMENT ADVISER " which begins on page 27 of Class A Shares prospectus, page 26 of Class B Shares prospectus, and page 24 of Class C Shares prospectus, and replace it with the following:
     "INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Global Research Corp., the Fund's investment adviser, subject to direction by the Board of Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund."
B.   Please delete the sub-section entitled "ADVISER'S BACKGROUND " which begins on page 28 of Class A Shares prospectus, page 26 of Class B Shares prospectus, and page 25 of Class C Shares prospectus, and replace it with the following:
     "ADVISERS BACKGROUND.   Federated Global Research Corp., incorporated in
     Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated
     Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son,
     J. Christopher Donahue, who is President and Trustee of Federated
     Investors.
     Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.
     Henry A. Frantzen has been the Fund's portfolio manager since December 1, 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota.
     Drew J. Collins has been the Fund's portfolio manager since December 1, 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.
     Robert M. Kowit has been the Fund's portfolio manager since December 1, 1995. Mr. Kowit joined Federated Investors in 1995 as a Vice President of the Fund's investment adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance."
C. Please delete the section entitled "SUB-ADVISER" which begins on page 28 of Class A Shares prospectus, page 27 of Class B Shares prospectus, and page 25 of Class C Shares prospectus.
                                                               December 22, 1995




















PA

   FEDERATED SECURITIES CORP.

   Distributor
   A subsidiary of FEDERATED
   INVESTORS
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PA  15222-3779
   46031P100
   46031P506
   46031P209